                                                                   Exhibit 24



                               POWER OF ATTORNEY


        Each person whose signature appears below hereby constitutes and appoints each of Fredric M. Saunders and E.J.Guzzo, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, to file the same, together with all exhibits thereto and documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices and other documents necessary or advisable to comply with the applicable state securities authorities, granting unto said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, full power and authority to perform and do each and every act necessary and advisable as fully to all intents and purposes as he might or could perform and do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of August, 1997.


                                        /s/ C.C. SMITHERMAN
                                            ---------------
                                            C.C. Smitherman

                               POWER OF ATTORNEY


        Each person whose signature appears below hereby constitutes and appoints each of Fredric M. Saunders and E.J.Guzzo, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, to file the same, together with all exhibits thereto and documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices and other documents necessary or advisable to comply with the applicable state securities authorities, granting unto said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, full power and authority to perform and do each and every act necessary and advisable as fully to all intents and purposes as he might or could perform and do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of August, 1997.


                                    /s/ JERRY S. DOMINY
                                        ---------------
                                        Jerry S. Dominy

                               POWER OF ATTORNEY


        Each person whose signature appears below hereby constitutes and appoints each of Fredric M. Saunders and E.J.Guzzo, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, to file the same, together with all exhibits thereto and documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices and other documents necessary or advisable to comply with the applicable state securities authorities, granting unto said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, full power and authority to perform and do each and every act necessary and advisable as fully to all intents and purposes as he might or could perform and do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of August, 1997.


                                    /s/ DAVID PASTERNAK
                                        ---------------
                                        David Pasternak

                               POWER OF ATTORNEY


        Each person whose signature appears below hereby constitutes and appoints each of Fredric M. Saunders and E.J.Guzzo, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, to file the same, together with all exhibits thereto and documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices and other documents necessary or advisable to comply with the applicable state securities authorities, granting unto said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, full power and authority to perform and do each and every act necessary and advisable as fully to all intents and purposes as he might or could perform and do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to do be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of August, 1997.


                                    /s/ JAMES B. WESLEY
                                        ---------------
                                        James B. Wesley

                               POWER OF ATTORNEY


        Each person whose signature appears below hereby constitutes and appoints each of Fredric M. Saunders and E.J.Guzzo, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, to file the same, together with all exhibits thereto and documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices and other documents necessary or advisable to comply with the applicable state securities authorities, granting unto said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, full power and authority to perform and do each and every act necessary and advisable as fully to all intents and purposes as he might or could perform and do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 5th day of August, 1997.


                                    /s/ STUART D. SAUNDERS
                                        ------------------
                                        Stuart D. Saunders